UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2024

Biora Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39334	27-3950390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4330 La Jolla Village Drive, Suite 300 San Diego, California	92122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 727-2841

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BIOR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 8, 2024, Biora Therapeutics, Inc. (the “Company”) entered into the transactions described below (collectively, the “Debt Exchange Transactions”). The Debt Exchange Transactions are expected to close on March 12, 2024 (the “Closing Date”).

Note Exchange Agreement and Note Purchase Agreement

The Company entered into an exchange agreement (the “Note Exchange Agreement”), dated March 8, 2024, with a holder of the Company’s 7.25% Convertible Senior Notes due 2025 (the “Existing Notes”), pursuant to which the Company agreed to acquire an aggregate of $5,625,000 of the Company’s Existing Notes from the holder in exchange for (i) $3,825,000 in aggregate principal amount of 11.00% / 13.00% Convertible Senior Secured Notes due 2028 (the “Notes”), and (ii) accrued and unpaid interest on the Existing Notes exchanged to, but excluding, the Closing Date.

The Company also entered into a note purchase agreement (the “Note Purchase Agreement”), dated March 8, 2024, with the investor named therein (the “Purchaser”). Pursuant to the Note Purchase Agreement, the Purchaser agreed to purchase $2,812,500 in aggregate principal amount of additional Notes from the Company for cash at par value. Pursuant to the terms of the Note Purchase Agreement, the Purchaser was granted warrants to purchase an aggregate of 2,000,000 shares of Common Stock (the “Warrants”). For more information regarding the Warrants, see “–Warrants” below.

Copies of the form of Note Exchange Agreement and form of Note Purchase Agreement are filed with this Current Report on Form 8-K as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference, and the foregoing descriptions of the Note Exchange Agreement and Note Purchase Agreement are qualified in their entirety by reference thereto.

Indenture and Supplemental Indenture

The Notes will be issued pursuant to, and will be governed by, an indenture (the “Indenture”), dated December 19, 2023, by and between the Company and GLAS Trust Company LLC, as trustee (the “Trustee”), as amended by the supplemental indenture, to be dated as of the Closing Date, by and among the Company, the guarantors party thereto and the Trustee (the “Supplemental Indenture”). The Notes are the Company’s senior secured obligations, and are secured by substantially all of the Company’s and its subsidiaries’ assets pursuant to a security agreement, dated December 19, 2023, by and among the Company, certain of its subsidiaries from time to time party thereto and the Trustee, as collateral agent (the “Security Agreement”).

For more information regarding the Indenture and the Security Agreement, see the Company’s Current Report on Form 8-K filed on December 18, 2023.

Copies of the form of Indenture, the form of Note, the form of Supplemental Indenture and the form of Security Agreement are filed with this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3 and 10.3, respectively, and are incorporated herein by reference, and the foregoing descriptions of the Indenture, the form of Note, the Supplemental Indenture and the Security Agreement are qualified in their entirety by reference thereto.

Warrants

The Warrants have an exercise price of $2.75 per share and are exercisable at any time on or after September 12, 2024 until March 12, 2029. The Warrants are subject to certain exercise limitations, including a limitation on the ability to exercise if the holder’s beneficial ownership of Common Stock (together with its affiliates and certain attribution parties) would exceed 9.9%.

A copy of the form of Warrant is filed with this Current Report on Form 8-K as Exhibit 4.4 and is incorporated herein by reference, and the foregoing description of the Warrants is qualified in its entirety by reference thereto.

Registration Rights Agreement

Also on the Closing Date, in connection with the Debt Exchange Transactions, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchaser, which provides that the Company will register the resale of all shares of Common Stock issuable upon conversion or exercise of, or otherwise issuable pursuant to, the Notes or the Warrants issued pursuant to the Note Exchange Agreement or the Note Purchase Agreement, including, for the avoidance of doubt, in respect of interest amounts payable on the Notes in accordance with the terms thereof. The Company is required to prepare and file a registration statement with the Securities and Exchange Commission no later than five business days after the date on which the Company files its Annual Report on Form 10-K for the year ended December 31, 2023, and to use its commercially reasonable efforts to have the registration statement declared effective 120 days after the Closing Date.

A copy of the Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference, and the foregoing description of the Registration Rights Agreement is qualified in its entirety by reference thereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Note Exchange Agreements, the Note Purchase Agreements and the Indenture is incorporated by reference into this Item 2.03 of this Current Report to the extent required.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Note Exchange Agreement and the Note Purchase Agreement is hereby incorporated into this Item 3.02 by reference. The exchange of the Existing Notes and the issuance of the Notes pursuant to the Note Exchange Agreement are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(9) thereof, and the sale of the Notes pursuant to the Note Purchase Agreement and the issuance of the Warrants pursuant to the Note Purchase Agreement are exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof.

Item 7.01.	Regulation FD Disclosure.

On March 11, 2024, the Company issued a press release announcing the Debt Exchange Transactions and the monetization of its investment in privately held Enumera Molecular, Inc. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

This information contained in this Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission and shall not be deemed to be

“filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Form of Indenture, dated as of December 19, 2023, between the Company and GLAS Trust Company LLC (filed with the SEC as Exhibit 4.1 to the Company’s Form 8-K filed on December 18, 2023).

4.2	Form of Note (included as Exhibit A to Exhibit 4.1) (filed with the SEC as Exhibit 4.2 to the Company’s Form 8-K filed on December 18, 2023).

4.3	Form of Supplemental Indenture, to be dated as of the Closing Date, between the Company, the guarantors party thereto and GLAS Trust Company LLC.

4.4	Form of March 2024 Warrant.

10.1	Form of Note Exchange Agreement, dated March 8, 2024, between the Company and the holder named therein.

10.2	Form of Note Purchase Agreement, dated March 8, 2024, between the Company and the purchaser named therein.

10.3	Form of Security Agreement, dated as of the December 19, 2023, between the Company, as issuer, subsidiaries of the Company, as guarantors, and GLAS Trust Company LLC, as Collateral Agent (filed with the SEC as Exhibit 10.3 to the Company’s Form 8-K filed on December 18, 2023).

10.4	Form of Registration Rights Agreement, to be dated as of the Closing Date, between the Company and the investor named therein.

99.1	Press Release, dated March 11, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biora Therapeutics, Inc.

Date: March 11, 2024	By:	/s/ Eric d’Esparbes
Eric d’Esparbes Chief Financial Officer